Exhibit 13.1

ATLANTICA YIELD PLC

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Santiago Seage, the Chief Executive Officer, and Francisco Martinez-Davis, the Chief Financial Officer, of Atlantica Yield plc (the “Company”), hereby certify, that, to their knowledge:

The annual report on Form 20-F for the year ended December 31, 2016 as amended, as of the date hereof (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

[Signature Page Follows]

IN WITNESS WHEREOF, I have signed this certificate.

Date: May 15, 2017

/s/ Santiago Seage
Name:	Santiago Seage
Title:	Chief Executive Officer

/s/ Francisco Martinez-Davis
Name:	Francisco Martinez-Davis
Title:	Chief Financial Officer

[Signature Page to Section 906 Certification]